EXHIBIT 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 9, 2011, among DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY BANK, a Louisiana state chartered bank (the “Lender”).  Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Lender are parties to that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by First Amendment to Amended and Restated Credit Agreement dated as of December 31, 2010, Second Amendment to Amended and Restated Credit Agreement dated as of April 12, 2011, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).

B.           Borrower and Lender have entered into that certain Stock Repurchase Agreement dated as of the date hereof (the “Stock Repurchase Agreement”), pursuant to which Lender has agreed to sell to Borrower, and Borrower has agreed to purchase from Lender, 8,350,000 shares of Borrower’s capital stock (the “Acquired Shares”).

C.           To finance a portion of the purchase price for Borrower’s acquisition of the Acquired Shares from Lender, Borrower has requested that Lender make a new single-advance term loan to Borrower in the original principal amount of $800,000 (the “Acquisition Term Loan”).  The Acquisition Term Loan will be secured by all of the Collateral (including, but not limited to, substantially all of Borrower’s assets), but will not be secured by the Acquired Shares.

D.           Borrower and Lender have agreed to amend the Credit Agreement to provide for the Acquisition Term Loan, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.           Amendments to Credit Agreement.

(a)           The index of Schedules and Exhibits on page iv of the Credit Agreement is hereby amended to add the following new reference to Exhibit A-5 in the appropriate alphanumeric order:

“EXHIBIT A-5                             Acquisition Note”

(b)           The Credit Agreement is hereby amended to add the following new Recital E in the appropriate alphabetical order:

“E.           Borrower has requested that Lender extend credit to Borrower in the form of a single-advance term loan in the original principal amount of $800,000 to finance a portion of the purchase price for Borrower’s acquisition of 8,350,000 shares of Borrower’s capital stock from Lender.”

(c)           Section 1.1 of the Credit Agreement is further amended to delete the defined terms “Notes,” “Loan Documents,” and “Obligation” in their entirety and to replace them with the following in the appropriate alphabetical order:

“Notes means the Acquisition Term Note, the ROV Term Note, the RE Term Note, the RLOC Term Note, and the LC Note.”

“Loan Documents means (a) this Agreement, certificates and requests delivered under this Agreement, and exhibits and schedules to this Agreement, (b) the Notes, (c) all Guaranties, (d) the Security Documents, (e) all documents related to Bank Products (including Swap Contracts), (f) all other agreements, documents, and instruments in favor of Lender ever delivered in connection with or under this Agreement, and (g) all renewals, extensions, amendments, modifications, supplements, restatements, and replacements of, or substitutions for, any of the foregoing.”

“Obligation means all present and future Debt, liabilities and obligations (including the Loans, LC Borrowings, the obligations under any document relating to any Bank Product, and the obligations under any Swap Contract), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, and all renewals, increases and extensions thereof, or any part thereof, now or in the future owed to Lender by any Company under any Loan Document, together with all interest accruing thereon, reasonable fees, costs and expenses payable under the Loan Documents or in connection with the enforcement of rights under the Loan Documents, including (a) fees and expenses under Section 8.12, and (b) interest and fees that accrue after the commencement by or against any Company or any Affiliate thereof of any proceeding under any Debtor Relief Law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.”

(d)           Section 1.1 of the Credit Agreement is further amended to add the following new defined terms in the appropriate alphabetical order:

“Acquired Shares means 8,350,000 shares of Borrower’s capital stock.”

“Acquisition Term Committed Amount means $800,000.”

“Acquisition Term Loan is defined in Section 2.1(d).”

“Acquisition Term Maturity Date means the earlier of (a) April 15, 2012, and (b) the acceleration of maturity of the Acquisition Term Loan in accordance with Section 12 of this Agreement.”

“Acquisition Term Note means a promissory note substantially in the form of Exhibit A-5, executed by Borrower and made payable to Lender in the original principal amount of the Acquisition Term Committed Amount, together with all renewals, extensions, modifications, amendments, supplements, restatements and replacements of, or substitutions for, each such promissory note.”

“Acquisition Term Principal Amount means, when determined, the outstanding principal balance of the Acquisition Term Note.”

“Bank Product Provider shall mean Lender, any Affiliate of Lender that provides any Bank Products to Borrower.”

“Bank Products shall mean any one or more of the following types or services or facilities provided to Borrower by a Bank Product Provider:  (a) credit cards or stored value cards; (b) cash management agreements or related services, including (i) the automated clearinghouse transfer of funds for the account of Borrower pursuant to agreement or overdraft for any accounts of Borrower maintained with Lender or any Bank Product Provider and (ii) controlled disbursement services; and (c) Swap Contracts or commodity hedges if and to the extent permitted hereunder.  Any of the foregoing shall only be included in the definition of the term “Bank Products” to the extent that the Bank Product Provider has been approved by Lender.”

“Third Amendment Date means June 9, 2011.”

(e)           Section 2.1 of the Credit Agreement is amended to delete the heading thereof in its entirety and to replace it with the following:

“2.1           ROV Term Facility, RE Term Facility, RLOC Term Facility, and Acquisition Term Loan.”

(f)           Section 2.1 of the Credit Agreement is further amended to add the following new subsection (d) in the appropriate alphabetical order:

“(d)           Subject to the terms and conditions of this Agreement, Lender agrees to make a term loan to Borrower in a single advance on or within 5 days after the Third Amendment Date in an amount equal to the Acquisition Term Committed Amount which, when paid or prepaid, may not be reborrowed (the “Acquisition Term Loan”).”

(g)           Section 2.2 of the Credit Agreement is amended to add the following new subsection (b) in the appropriate alphabetical order:

“(b)           Subject to compliance with Section 5, Borrower may request the Acquisition Term Loan by submitting a Loan Request to Lender.  Such Loan Request (i) must be received no later than 11:00 a.m. on the proposed Loan Date and (ii) shall be irrevocable and binding on Borrower.”

(h)           Section 2.3(a) of the Credit Agreement is deleted in its entirety and replaced with the following in the appropriate alphanumeric order:

“(a)           Borrower may voluntarily pay or prepay all or any part of the ROV Term Principal Amount, the RE Term Principal Amount, the RLOC Principal Amount, or the Acquisition Term Principal Amount without premium or penalty, at any time, subject to the following conditions:

(i)           Lender must receive Borrower’s written or telephonic prepayment notice by 10:00 a.m. on the prepayment date;

(ii)           Borrower’s prepayment notice shall (A) specify the prepayment date, (B) specify the amount of the Loan to be prepaid, and (C) indicate whether the ROV Term Principal Amount, the RE Term Principal Amount, the RLOC Principal Amount, or the Acquisition Term Principal Amount is to be repaid;

(iii)           each partial prepayment must be in a minimum amount of not less than (A) $10,000 or a greater integral multiple of $1,000 or (B) if less than the minimum amount, the outstanding balance of the ROV Term Principal Amount, the RE Term Principal Amount, the RLOC Principal Amount, or the Acquisition Term Principal Amount, as applicable;

(iv)           all accrued and unpaid interest on the portion of the ROV Term Principal Amount, the RE Term Principal Amount, the RLOC Principal Amount, or the Acquisition Term Principal Amount must also be paid in full on the prepayment date; and

(v)           each partial prepayment of the ROV Term Principal Amount, the RE Term Principal Amount, the RLOC Principal Amount, or the Acquisition Term Principal Amount, as applicable, shall be applied to the scheduled principal payments in the inverse order of their maturity.”

(i)           Section 2.3(d) of the Credit Agreement is deleted in its entirety and replaced with the following in the appropriate alphanumeric order:

“(d)           On the date such amounts are received by, or for the account of, Borrower, the following amounts shall be paid to Lender in the form received with any endorsement or assignment and shall be applied first, to the RLOC Term Principal Amount, second, to the RE Term Principal Amount, third, to the ROV Term Principal Amount, and fourth, to the Acquisition Term Principal Amount, in each case in accordance with this Section 2.3:  (i) 100% of the Net Proceeds from the issuance of any Subordinated Debt; and (ii) 100% of the Net Proceeds from the Disposition of any asset not permitted by Section9.9.  The non-cash portion of all Net Proceeds Lender is entitled to receive under this Section 2.3 shall be pledged to Lender concurrently with the applicable Disposition.”

(j)           Section 2.3(e) of the Credit Agreement is deleted in its entirety and replaced with the following in the appropriate alphanumeric order:

“(e)           Unless otherwise specified in this Agreement, prepayments under this Section 2.3 shall be applied (i) first, to the prepayment of the outstanding RLOC Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the RLOC Term Principal Amount is paid in full, (ii) second, to the prepayment of the outstanding RE Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the RE Term Principal Amount is paid in full, (iii) third, to the prepayment of the outstanding ROV Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the ROV Term Principal Amount is paid in full, and (iv) fourth, to the prepayment of the outstanding Acquisition Term Principal Amount, and shall be applied to the scheduled principal payments in the inverse order of their maturity until the Acquisition Term Principal Amount is paid in full.”

(k)           Section 3.1(a) of the Credit Agreement is amended to delete the word “and” at the end of subsection (iii) thereof, delete the period at the end of subsection (iv) thereof and replace it with a semicolon, and add the following new subsection (v) in the appropriate numerical order:

“(v)           The Acquisition Term Loan shall be evidenced by the Acquisition Term Note.”

(l)           Section 3.2 of the Credit Agreement is amended to delete the heading thereof in its entirety and replace it with the following:

“3.2           ROV Term Facility, RE Term Facility, RLOC Term Facility, and Acquisition Term Loan.”

(m)           Section 3.2 of the Credit Agreement is further amended to add the following new subsections (g) and (h) in the appropriate alphabetical order:

“(g)           Payments of principal in the amount of $65,000, plus accrued and unpaid interest on the Acquisition Term Principal Amount, are due and payable monthly in arrears beginning on the first day of July 2011, and continuing on the first day of each month thereafter.

(h)           All outstanding principal and all accrued and unpaid interest in respect of the Acquisition Term Loan is due and payable on the Acquisition Term Loan Maturity Date.”

(n)           Section 3.4 of the Credit Agreement is amended to renumber the existing subsection (d) thereof as a new subsection (e) and to add the following new subsection (d) in the appropriate alphabetical order:

“(d)           The Acquisition Term Principal Amount shall accrue interest at an annual rate equal to the lesser of (i) 6.50% and (ii) the Maximum Rate.”

(o)           Section 7.13(a) of the Credit Agreement is amended to add the following new sentence at the end thereof:

“The proceeds of the Acquisition Term Loan will be used to finance a portion of the purchase price for Borrower’s acquisition of the Acquired Shares.”

(p)           Section 8.10(d) of the Credit Agreement is deleted in its entirety and replaced with the following in the appropriate alphanumeric order:

“(d)           Any Eminent Domain Proceeds arising from the Properties or Insurance Proceeds arising from losses incurred by Borrower shall be applied (i) first, to the RLOC Term Facility, (ii) second, to the RE Term Facility, (ii) third, to the ROV Term Facility, (iv) fourth, to the Acquisition Term Loan, and (v) fifth, to Cash Collateralize LC Exposure, with the excess, if any, payable to Borrower.”

(q)           Section 10.3 of the Credit Agreement is deleted in its entirety and replaced with the following in the appropriate numerical order:

“10.3           Tangible Net Worth.  The Tangible Net Worth may not at any time from and after June 30, 2011 be less than an amount equal to the sum of (a) $13,000,000, plus (b) 50% of the Companies’ net income, if positive, after provision for Taxes, for each whole or partial fiscal year completed after June 30, 2011.”

2.           Exhibits.  Exhibit A-5 attached to this Amendment is hereby added as a new Exhibit A-5 to the Credit Agreement in the appropriate alphanumeric order.

3.           Conditions.  This Amendment shall be effective once each of the following have occurred or have been delivered to Lender, each in Proper Form:

(a)           this Amendment executed by Borrower and Lender;

(b)           Guarantors’ Consent and Agreement;

(c)           Acquisition Term Note in the face amount of $800,000, executed by Borrower and made payable to the order of Lender;

(d)           Secretary’s Certificate of Borrower certifying as to incumbency, specimen signatures, resolutions adopted by Borrower’s Board of Directors authorizing this Amendment, the Stock Repurchase Agreement, and the transactions contemplated hereby and thereby, and no changes to Borrower’s Certificate of Incorporation and Bylaws since the date of the Secretary’s Certificate delivered by Borrower to Lender in connection with the Credit Agreement;

(e)           Stock Repurchase Agreement;

(f)           Borrower has paid, and Lender has received, an upfront fee in the amount of $16,700 in immediately available funds;

(g)           Borrower has paid, and Lender has received, a payment in the amount of $18,300 in immediately available funds to be applied toward the payment of the purchase price under the Stock Repurchase Agreement;

(h)           all conditions to closing under the Stock Repurchase Agreement, other than the payment of the $800,000 balance of the purchase price, have been satisfied; and

(i)           such other documents and items as Lender may reasonably request.

4.           Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

5.           Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

6.           Miscellaneous.

(a)           No Waiver of Defaults.  Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)           Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)           Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)           Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)           Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)           Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)           Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following pages.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By:  /s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman

Signature Page to Third Amendment to Amended and Restated Credit Agreement

LENDER:

WHITNEY BANK,
a Louisiana state chartered bank

By:  /s/ Paul W. Cole
Paul W. Cole
Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT
TO
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect.  Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.  Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Consent and Agreement shall be binding upon the undersigned, their successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

ELECTROWAVE USA, INC.,
a Nevada corporation

FLOTATION TECHNOLOGIES, INC.,
a Maine corporation

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By: /s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman of each of the foregoing companies

Guarantors’ Consent to Third Amendment to Amended and Restated Credit Agreement

EXHIBIT A-5

ACQUISITION TERM NOTE

$800,000	Houston, Texas	June 9, 2011

FOR VALUE RECEIVED, DEEP DOWN, INC., a Nevada corporation (“Borrower”), hereby promises to pay to the order of WHITNEY BANK, a Louisiana state chartered bank (“Lender”), on or before the Acquisition Term Maturity Date, the principal amount of $800,000 or so much thereof as may then be outstanding under this note, together with interest, as described below.

This note has been executed and delivered under, and is subject to the terms of, that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended by First Amendment to Amended and Restated Credit Agreement dated as of December 31, 2010, Second Amendment to Amended and Restated Credit Agreement dated as of April 12, 2011, Third Amendment to Amended and Restated Credit Agreement dated as of June 9, 2011, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”), between Borrower and Lender, and is the “Acquisition Term Note” referred to in the Credit Agreement.  Unless defined in this note, or the context requires otherwise, capitalized terms used in this note have the meanings given to such terms in the Credit Agreement.  Reference is made to the Credit Agreement for provisions affecting this note regarding applicable interest rates, principal and interest payment dates, final maturity, voluntary and mandatory prepayments, acceleration of maturity, exercise of rights, payment of attorneys’ fees, court costs and other costs of collection, certain waivers by Borrower and others now or hereafter obligated for payment of any sums due under this note, and security for the payment of this note.  This note is a Loan Document and, therefore, is subject to the applicable provisions of Section 13 of the Credit Agreement, all of which applicable provisions are incorporated into this note by reference as if set forth in this note verbatim.

Specific reference is made to Section 3.7 of the Credit Agreement for usury savings provisions.

the rights and obligations of the parties hereto shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between the parties are superseded by and merged into such writings.  this note, the credit agreement and the other written loan documents executed by the borrower and the lender (or by the borrower for the benefit of the lender) represent the final agreement between the borrower and the lender and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties.  there are no unwritten oral agreements between the parties.

This note must be construed — and its performance enforced — under Texas law.

[Signature is on the following page.]

Exhibit A-1

EXECUTED as of the date first written above.

BORROWER:

DEEP DOWN, INC.,
a Nevada corporation

By:  /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

Signature Page to Acquisition Term Note